Exhibit 99.1

Investor Presentation

®

bre

Be here, be home.

Q1 2013

EXIT

Aqua Marina Del Rey | Marina Del Rey, CA

®

bre

Be here, be home.

Investment Highlights

• West Coast apartment REIT

– $5.4 billion total market capitalization apartment REIT with 21,160 homes(a)

– Developer, acquirer and operator of apartment communities in targeted metropolitan areas of Northern and Southern California and Seattle

• Sharpshooter focus on the nation’s leading markets for multifamily ownership

– Core markets anchored by favorable demographics: expensive single-family housing, high propensity to rent and long-term barriers to supply

• Multiple sources for growth and value creation

– Develop in coastal, in-fill locations to create significant value and NAV / share growth

– Selectively acquire in targeted submarkets that can produce sustainable, sector-leading growth

– Reinvest in existing properties to improve asset quality and cash flow growth

– Strategically sell non-core communities to improve portfolio quality and internal growth profile

• Balance sheet strength and financial flexibility

– Well-capitalized balance sheet with staggered debt maturities – no meaningful refinancings until 2017

– Focused on 100% ownership of assets; employ joint venture structures to manage balance sheet exposure to development pipeline

– Baa2/BBB/BBB+ senior unsecured ratings

(a) As of December 31, 2012, excludes 2,864 homes held in joint ventures.

BRE Properties, Inc.

Strategic Plan

Improve Long-term Growth Profile

• Execute on current development pipeline

– Approximately $770 million currently under development with an estimated weighted average stabilized yield of 6.25%(a)

– 1,548 homes delivered in core locations over the next 24 months

– Target a stabilized development program within a range of 10% to 15% of portfolio value

• Recycle proceeds from dispositions of slower growth communities

– Expect to sell $350 to $400 million of non-core assets to fund remaining commitments on the active, wholly owned development pipeline

– Reinvest in existing properties to improve asset quality and growth

– Continue to identify strategic dispositions of slower-growth communities and achieve desired concentrations in target markets

• Drive performance through operational excellence

– Completed the roll-out and implementation of a third-party revenue management system in 2012

• Maintain balance sheet strength and financial flexibility

– Maintain leverage within a range of 6.0x to 7.0x Debt/EBITDA

– Long-term objective to operate below 6.0x Debt/EBITDA

(a) As of December 31, 2012, stabilized yields include a deduction for management fees.

BRE Properties, Inc.

Portfolio Strategy

Target Portfolio Concentrations in Core Coastal Markets (% of Total NOI)

Seattle 10%-15%

San Francisco Bay Area 35%-40%

Los Angeles

20%-25%

Orange County 15%-20%

San Diego 10%-15%

Current Portfolio Weightings

Markets % NOI 12/31/2012

SF Bay Area 25%

San Diego 18%

Los Angeles 17%

Orange County 17%

Seattle 13%

Inland Empire 5%

Non-Core and JV 5%

Strategic Plan

Continuously upgrade portfolio quality within existing core markets to generate sustainable, above-average returns

• Deliver 1,548 homes with an estimated cost of $770 million over the next 24 months

• Dispose of approximately $350-$400 million in slower-growth, higher capex communities to fund majority of remaining capital commitments under the active and wholly owned development pipeline

– Average age: 23.1 years

– 3-yr average capex: $1,116 per unit

– 3-yr average annual rent growth: 1.4%

• Target additional dispositions to achieve desired concentration in target markets

• Reinvest in existing core communities to enhance growth

BRE Properties, Inc.

Portfolio Strategy

Multifamily Fundamentals Remain Compelling

Favorable Demographics

The Echo Boomer generation is expected to grow 9.6% over the next 10 years in California vs.

3.9% nationally

Homeownership in California remains 660 basis points below pre-recession peak

Limited Supply

While multifamily construction is increasing, overall deliveries are expected to average just 1.4% of total stock over the next 3 years nationally, and 1.3% in BRE’s core markets

Improving Job Growth

1.9 million jobs forecasted in 2013 for the nation

Echo Boomers have captured approximately 45% of jobs that have been created since the beginning of 2010

Favorable underlying fundamentals should support solid revenue gains in the coming years.

Sources: US Census Bureau, Bureau of Labor Statistics, Axiometrics, Q4 2012.

BRE Properties, Inc.

Portfolio Strategy

BRE’s Core Markets are Expected to Exceed National Trends

Median Home Price/ Median Household Income

8.0x 60.0% 6.0x 50.0% 6.0x 40.0%

4.0x 3.6x 30.0% 20.0% 2.0x 10.0% 0.0x 0.0%

BRE US AVG

2013-2015 Average Annual Projected Rent Growth

6.0% 5.0x

4.2% 4.0x

4.0% 3.4% 3.0x

2.0x

2.0% 1.0x

0.0% 0.0x

BRE US AVG

Propensity to Rent

45.9% 34.6%

BRE US AVG

2013-2015 Demand/Supply Ratio

4.1x 2.4x

BRE US AVG

BRE’s core markets comprise San Francisco Bay area, Los Angeles, Orange County, San Diego and Seattle. Sources: US Census Bureau, Axiometrics, and Dataquick, as of Q4 2012.

BRE Properties, Inc.

Portfolio Strategy

California Demographics

• California is the nation’s most populous state with 38 million people

– 1 in 10 Americans live in California

• California’s homeownership rate of 54.1% is the third lowest of any state in the nation

• Over 6 million Californians reside in apartments, the most of any state

• Highly favorable renter demographics:

CA US

% of population 18-34 years old 24.9% 23.3%

Marital Status – Not Married 53.5% 51.7%

With Bachelor’s degree or higher 30.4% 28.5%

% of 25-44 year olds with $100K+ incomes 27.3% 21.3%

• Housing is expensive in California relative to the rest of the nation:

CA US

Median Home Price $366,930 $180,800

Median Household Income $57,287 $50,502

Median Home Price / Median HH Income 6.4x 3.6x

• In 2012, the state of California posted the second highest number of jobs created: +225,900 jobs, representing 1.6% growth

Sources: American Community Survey, Dataquick, Bureau of Labor Statistics (Dec. 2012).

BRE Properties, Inc.

Portfolio Strategy

California is a “Renter” State

U.S. and California Homeownership Rates

75.0% “Home-ownership” Era

“Rentership” Era 70.0% 65.0% U.S. 65.4%

60.0% 55.0% CA 54.1%

50.0% 1950 1960 1970 1980 1990 2000 2005 2006 2007 2008 2009 2010 2011 2012

U.S. California

Sources: Current Population Survey/Housing Vacancy Survey, Q4 2012.

BRE Properties, Inc.

Growth Strategy

Multiple Sources of Value Creation

• Targeted Development

• Selective Acquisitions

• Strategic Dispositions

• Reinvestments / Asset Repositioning

BRE Properties, Inc.

Growth Strategy

Disciplined, Appropriately-Sized Development Program

• Committed to a sustainable development program representing 10% to 15% of portfolio value

• Focus on coastal, infill submarkets

• Expected stabilized yield on active and wholly owned pipeline is 6.25%

• Once stabilized, our development program will improve the overall growth profile of BRE’s portfolio

BRE Properties, Inc.

Growth Strategy

Development in California: Important Strategic Lever Given Average Age of Inventory

Number of Apartment Units

500,000

25.0%

24.8%

24.9%

400,000

300,000

13.7%

200,000

8.5%

100,000

3.1%

0

Before 1970

1970-1979

1980-1989

1990-1999

2000-2009

After 2009

75% of apartment units in BRE’s core markets were built before 1989

Year Built

Source: REIS, Q4 2012. BRE core markets include San Francisco Bay area, Los Angeles, Orange County, San Diego and Seattle.

BRE Properties, Inc.

Growth Strategy

Committed to Development at Appropriate Scale

- Current projects in the active and wholly owned development pipeline will strengthen portfolio quality and long-term growth prospects

Active and Wholly Owned Pipeline as of December 31, 2012 ***($ in 000s)***

Project	Location	Units	Est. Cost [(a)]	% Complete	Final CO	Est. Stabilized Yield [(b)]
Aviara	Mercer Island, WA	166	$44,500	71%	Q2 2013	Mid-5%
Solstice	Sunnyvale, CA	280	121,900	58%	Q1 2014	Low 7%
Wilshire La Brea	Los Angeles, CA	478	277,300	63%	Q4 2014	High 4%
MB360	San Francisco, CA	360	TBR [(c)]	32%	Q4 2014	Low 7%
Radius	Redwood City, CA	264	97,800	24%	Q4 2014	High 7%

(a) Represents total estimated cost (funded and unfunded) of active and wholly owned development pipeline.
(b) Estimated stabilized yield represents projected annualized net operating income for first quarter of stabilized operations against estimated total costs, as of December 31, 2012. A deduction for management fees is included in the stabilized yields.
(c) As of December 31, 2012, total cost for MB360 has not been finalized.

13

BRE Properties, Inc.

Growth Strategy

Community Repositioning Initiatives

The Havens | Fountain Valley, CA

• Renovate / redevelop select assets to enhance value, extend useful life, and improve growth characteristics

• Repositioning decisions driven by:

– Asset submarket location, positioning and opportunity

– Return on investment

• Repositioning Value Creation

– Higher rents + higher growth rate + lower operating expenses

• Target returns of 7% – 10%

BRE Properties, Inc.

Growth Strategy

Repositioning Case Study – The Havens, Fountain Valley, CA

Pre-redevelopment

Post-redevelopment

• 440-home community

• Originally built in 1969

• Full interior and exterior renovation

• Rent premium: $225-$265/home

• Projected yield: 7.1%

Pre-redevelopment

Post-redevelopment

BRE Properties, Inc.

Growth Strategy

Strategic Plan Will Further Improve Portfolio Profile

Q4 2012 Average Monthly Revenue Per Occupied Same-Store Home

Development

Community

Metrics

Pipeline

Disposition Pool (b)

Communities

5

8

Homes

1,568

2,684

Avg. Monthly Revenue

$2,957(a)

$1,306

per Occupied Home

$2,000

$2,127

$1,500

$1,823

$1,000

$1,725

$500

$1,645

$0

$1,514

$1,420

$1,382

$1,330

$1,257

$1,107

$1,076

$951

$813

AVB

BRE pro forma

EQR

BRE

ESS

UDR

PPS

AIV

HME

CPT

AEC

CLP

MAA

Source: Company supplementals as of December 31, 2012. Net rent per unit is shown, if average revenue per unit is unavailable. (a) Average revenue per occupied home is calculated using current, untrended rents and assumes 95% occupancy.

(b) Represents currently targeted pool of communities that would be used to satisfy funding requirements under the active and wholly owned development pipeline.

BRE Properties, Inc.

Balance Sheet Management

Financial Principles

• Maintain a strong, well-capitalized balance sheet

• Utilize unsecured debt to preserve financial flexibility

• Well-staggered debt maturity schedule

• Committed to a simple, straight-forward capital structure

– Utilize joint ventures to mitigate development risk

BRE Properties, Inc.

Balance Sheet Management

Net Debt Preferred+ / EBITDA

10.0x 9.5x 9.0x 8.5x 8.0x 7.5x 7.0x 6.5x 6.0x

Tactically delevered the balance sheet and extended debt maturities in anticipation of the increase in development funding needs

Q3 2009

Q4 2009

Q1 2010

Q2 2010

Q3 2010

Q4 2010

Q1 2011

Q2 2011

Q3 2011

Q4 2011

Q1 2012

Q2 2012

Q3 2012

Q4 2012

Metric

12/31/2012

Debt-to-EBITDA

6.5x

Debt plus preferred stock-to-EBITDA

6.7x

Debt-to-total market capitalization

30.4%

Debt-to-gross assets

40.2%

Secured debt-to-gross assets

17.2%

Interest coverage ratio (a)

2.8x

Fixed charge coverage ratio (b)

2.6x

Forward 36 month debt maturities

$132.3 million

as a % of total debt

7.6%

Moody’s

Baa2 (stable)

Standard and Poor’s

BBB (stable)

Fitch

BBB+ (stable)

Source: Company data, as of December 31, 2012.

(a) Interest includes GAAP interest and capitalized interest.

(b) Fixed charges include GAAP interest, capitalized interest, preferred dividends and recurring cash amortization on secured debt.

BRE Properties, Inc.

Balance Sheet Management

Well-Staggered Debt Maturities: % Total Debt Maturing Each Year

30.0%

Initial maturity of $750MM unsecured line of credit ($0 outstanding as of Q4 2012)

25.0%

20.0%

20.0%

17.9%

18.7%

17.3%

17.3%

15.0%

10.0%

5.0%

4.1%

3.1%

0.0%

0.5%

0.5%

0.6%

0.0%

2013

2014

2015

2016

2017

2018

2019

2020

2021

2022

2023

Secured Debt Maturity Unsecured debt maturity

Source: Company supplemental, December 31, 2012.

BRE Properties, Inc.

Investment Summary

• West Coast apartment REIT

– $5.4 billion total market capitalization apartment REIT with 21,160 homes(a)

– Developer, acquirer and operator of apartment communities in targeted metropolitan areas of Northern and Southern California and Seattle

• Sharpshooter focus on the nation’s leading markets for multifamily ownership

– Core markets anchored by favorable demographics: expensive single-family housing, high propensity to rent and long-term barriers to supply

• Multiple sources for growth and value creation

– Develop in coastal, in-fill locations to create significant value and NAV / share growth

– Selectively acquire in targeted submarkets that can produce sustainable, sector-leading growth

– Reinvest in existing properties to improve asset quality and cash flow growth

– Strategically sell non-core communities to improve portfolio quality and internal growth profile

• Balance sheet strength and financial flexibility

– Well-capitalized balance sheet with staggered debt maturities – no meaningful refinancings until 2017

– Focused on 100% ownership of assets; employ joint venture structures to manage balance sheet exposure to development pipeline

– Baa2/BBB/BBB+ senior unsecured ratings

(a) As of December 31, 2012, excludes 2,864 homes held in joint ventures.

BRE Properties, Inc.

APPENDIX

BRE Properties, Inc.

Aviara

BOEING

TM

Port of Seattle®

SAFECO FIELD

SEATTLE MARINES

City of Seattle Russel Investments

Microsoft

SWEDISH

TEAM MEDICINE VIRGINIA MASON

AMAZON.COM

Gates Foundation

UNIVERSITY OF WASHINGTON 1861

FRED HUTCHINSON

CANCER RESEARCH CENTER

A LIFE OF SCIENCE

Bre

Be here. be home.

• Total Homes: 166

• Total Est. Cost: $44.5 million

• First Deliveries – Q1 2013

• Last Deliveries – Q2 2013

• Wealthiest zip code in Washington state with per capita income of $123,000

• Top-ranked school district within the state and nationwide

• High median home price of $740,000

• Easy commute to major employers in Bellevue and downtown Seattle

BRE Properties, Inc.

Solstice



Google
LinkedIn
Rambus
MOTOROLA
Microsoft
YAHOO!
hp
Google
FUJITSU
Affymetrix
National Semiconductor
NORTHROP GRUMMAN
MAXIM
Plaza Del Sol
Caltrain
BROADCOM
Historic Murphy Ave.
Solstice
NOKIA
macy's
Sunnyvale Town Center
TARGET

- Total Homes: 280
- Total Est. Cost: $121.9 million
- First Deliveries – Q4 2013
- Last Deliveries – Q1 2014
- Adjacent to Sunnyvale Town Center (Macy's, Target, 1.3mm sq. ft. retail and office, entertainment)
- One block from Caltrain and recently redeveloped Historic Murphy Avenue (dining, shopping, entertainment)
- Proximity to major employers in Silicon Valley and San Jose with Apple, Nokia, and Broadcom offices adjacent to subject site

23
BRE Properties, Inc.

Wilshire La Brea

Century City

ARCHITECTURE AND DESIGN MUSEUM

E Entertainment Television

THE Hollywood REPORTER

Spelling TELEVISION INC.

Los Angeles Business Journal.

Bre Be here, be home

Wilshire LaBrea

THE 100.3

SoundFM

VARIETY

OWN

5600

Wilshire

Ucla

Westwood

Wilshire Corridor

6.9MM Sqft Office

1.7MM Sqft Retail

5,988 Employees

LACMA

Page Museum

La Brea Tar Pits

El Rey Theater

AOA Apartment Owners Association

OF CALIFORNIA, INC.

MODERN LUXURY MEDIA

MMetro Future subway

SAMSUNG

Samsung Mobile Building:

Various talent management and entertainment companies

BEVERLY CENTER

Cedars-Sinai Medical Center

3rd Street Office, Restaurant and Retail

SCREEN ACTORS GUILD

The Grove

• Total Homes: 478

• Total Retail: 40,000 sq. ft.

• Total Est. Cost: $277.3 million

• First Deliveries – Q4 2013

• Last Home Deliveries – Q4 2014

• High density urban infill site at one of the busiest intersections in L.A.

• Adjacent to future site of a Metro subway station

• The Miracle Mile has one of the lowest office vacancy rates in the city

• Neighborhood transformation over the past eight years

• Close proximity to Century City, Hollywood and Downtown L.A.

BRE Properties, Inc.

Radius

C3

genomic health

INFORMATICA

The data integration Company

(z) zazzle

HearthFlow

EA

f

SRI International

SilverSpring Networking

101

Abbott Vascular

PERFECT WORLD

ORACLE

Palo Alto $ Menlo Park

Bristol-Myers Squibb

KAISER PERMANENTE

COUNTY OF SAN MATEO

Founded

bre be here. be home.

Redwood City California

Founded 1867

SLAC

NATIONAL ACCELERATOR LABORATORY

CALTRAIN

• Total Homes: 264

• Total Est. Cost: $97.8 million

• First Deliveries – Q2 2014

• Last Deliveries – Q4 2014

• Located mid-peninsula with easy access to major employment centers of San Francisco and Silicon Valley

• Many large technology, bio-tech, healthcare and research employers within 5 mile radius

• Proximity to US101, Caltrain, SFO International Airport

• Walking distance to downtown Redwood City, which provides dining, shopping and entertainment venues

• High barriers to entry submarket

BRE Properties, Inc.

MB360

Downtown Financial District and Mission Bay (a):

67.3MM Sqft Office

231,765 Jobs

KABAM twitter yammer

zynga

airbnb

ADVENT

280 Square

salesforce

BRE BLOCK 11

Instagram

Caltrain

bre Be here. be home

UCSF Medical Center at Mission Bay

Kixeye

Linkedin

yelp

Bank of America

MEDIVATION

WELLS FARGO

macy’s

RIVERBED

ancestry.com.

charles SCHWAB

PAC12

Dropbox

BRE BLOCK 5

BAYER

GAP

NEKTAR

FIBROGEN

salesforce

ew

BLACKROCK

salesforce

GIANTS

Autodesk

salesforce

GIANTS

salesforce RPX

RATIONAL PATENT

Google

Autodesk

salesforce

• Total Homes: 360

• Total Retail: 17,000 sq. ft. (block 5)

• Total Est. Cost(b): TBR

• First Deliveries – Q2 2014

• Last Home Deliveries – Q4 2014

• Proximity to Cal-train, municipal bus lines, and I-280

• Easy access to CBD and SOMA, major centers of high-paying, knowledge-based jobs

• Urban amenities – SF Giants ballpark, restaurants, retail, entertainment, parks

• High barrier-to-entry submarket for development

(a) Data for San Francisco downtown financial district and Mission Bay submarkets. Source: Cushman and Wakefield. (b) As of December 31, 2012, costs for MB360 have not been finalized.

BRE Properties, Inc.

Safe Harbor Statement

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance and financial and economic trends, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no responsibility to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

BRE Properties, Inc.